NEWS RELEASE For More Information: Ken McEwen Investor Relations Manager 800-282-6242 l 205-493-7903 l KenMcEwen@ProAssurance.com

NORCAL Group to be Acquired by ProAssurance
BIRMINGHAM, AL - (BUSINESSWIRE) - February 20, 2020 - ProAssurance Corporation (NYSE: PRA) and NORCAL Group (NORCAL) announced today the signing of a definitive agreement under which NORCAL would become a part of ProAssurance in a $450 million transaction following the demutualization of NORCAL Mutual Insurance Company (NORCAL Mutual), NORCAL's ultimate controlling party. The demutualization and the acquisition agreement are mutually contingent, and are subject to required regulatory and policyholder approvals. Based on available estimates of premium, the combination of these companies is expected to create the nation's third largest specialty writer of liability insurance for healthcare professionals and facilities. The companies are targeting to close the transaction by the end of 2020, subject to required approvals.
This transaction is expected to deliver multiple strategic and financial benefits, including enhancements to scale and capabilities, access to the high-quality California physicians market at a time when the healthcare professional liability market is starting to harden, and an expected $18 million in pre-tax synergies. These synergies will consist of corporate and back-office expenses, staffing, and other cost areas such as technology and real-estate, along with consolidation of reinsurance and investments. We anticipate the transaction will be accretive to earnings in the second year of ownership, and generate highly attractive returns to shareholders over the longer term as well.
"Bringing together these two great organizations provides ProAssurance and NORCAL with a transformational opportunity to enhance the services we can deliver to our customers and distribution partners, while creating significant long-term value for ProAssurance shareholders," said Ned Rand, President and Chief Executive Officer of ProAssurance. "Much like ProAssurance's predecessors, NORCAL was founded by physicians in the 1970’s to serve the professional liability insurance needs of physicians. NORCAL's history and physician-focused culture make it a perfect fit for the ProAssurance family."
Rand continued, "For over 40 years, ProAssurance and its predecessors have navigated the peaks and valleys of the long cycle characteristic of our businesses. This announcement serves as an example of what we have always believed: it is during the most challenging stages of the long cycle that the greatest opportunities arise."
Scott Diener, President and Chief Executive Officer of NORCAL, said, "We are thrilled to be partnering with ProAssurance. Given today’s challenging healthcare environment, both organizations will benefit significantly from the formation of this enhanced company. Combining with ProAssurance brings tremendous strategic value to NORCAL through increased financial strength, access to new and innovative products for policyholders, and the increased scale of our core services and data analytics. The completion of this transaction will enhance and expand NORCAL's ability to serve its customers in the highly competitive MPL industry as we strive to carry out our mission."
Mike Boguski, President of ProAssurance's Specialty Property & Casualty division, added, "This transaction is an exciting combination of healthcare professional liability industry leaders. Strategically, this combination provides us with a national platform, geographic diversification, deep penetration in the physician market, best in class talent, and access to high quality distribution partnerships. We look forward to working with the exceptional employees and distribution partners at NORCAL to create a premier organization to serve the evolving healthcare market on a national basis."
The Boards of Directors for both companies have unanimously approved the transaction, which now requires the approval of NORCAL Mutual policyholders and appropriate state and federal regulators. Eligible NORCAL Mutual policyholders will be asked to vote on the Plan of Conversion and at the same time will be asked to select how they will be compensated for their mutual company interest in NORCAL Mutual. Under the terms of the agreement, NORCAL Mutual's demutualization will be followed by a tender offer from ProAssurance to purchase the stock of the demutualized company. ProAssurance will pay a base consideration of $450 million in cash, with a contingent consideration of up to $150 million should ultimate loss estimates as of

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the acquisition date develop favorably. In addition, NORCAL will have the opportunity to nominate two individuals to new seats on the ProAssurance Board.
Transaction Advisors
ProAssurance is being advised in this transaction by Goldman Sachs & Co., LLC and the law firms of Burr & Forman, LLP and Sidley Austin, LLP. NORCAL is being advised by Waller Helms Advisors and the law firms of Mayer Brown, LLP, and McDermott Will & Emery, LLP.
Conference Call Information
ProAssurance will discuss the broad details and benefits of the transaction to both organizations in addition to ProAssurance’s full results for the quarter and year ended December 31, 2019 during the previously announced conference call scheduled for Friday, February 21, 2020 at 10:00 AM ET. US-based investors are invited to participate by phone by dialing (888) 349-0134 (toll free), Canadian investors may dial (855) 669-9657 (toll free), and international investors may dial (412) 317-5145. The conference call will also be webcast through the Investor Relations section of ProAssurance.com. A telephone replay of the call will be available through at least February 21, 2021 using access code 10138526. Investors in the United States may dial (877) 344-7529 (toll free), Canadian investors may dial (855) 669-9658 (toll free), and international investors may dial (412) 317-0088. A replay will be available on the internet through at least February 21, 2021 at ProAssurance.com. ProAssurance will make a podcast of the call available on its website and on iTunes.
About ProAssurance
ProAssurance Corporation is an industry-leading specialty insurer with extensive expertise in healthcare professional liability, products liability for medical technology and life sciences, legal professional liability, and workers’ compensation insurance.
The Company is recognized as one of the top performing insurance companies in America by virtue of our inclusion in the Ward’s 50 for thirteen consecutive years. ProAssurance Group is rated “A+” (Superior) by A.M. Best; ProAssurance and its operating subsidiaries are rated “A” (Strong) by Fitch Ratings. For the latest on ProAssurance and its industry-leading suite of products and services, cutting edge risk management and practice enhancement programs, follow @ProAssurance on Twitter or LinkedIn. ProAssurance’s YouTube channel regularly presents thought provoking, insightful videos that communicate effective practice management, patient safety and risk management strategies.
About NORCAL Group
The NORCAL Group of companies provide medical professional liability insurance, risk management solutions and provider wellness resources to physicians, healthcare extenders, medical groups, hospitals, community clinics, and allied healthcare facilities throughout the country. They share an AM Best “A” (Excellent) rating for their financial strength and stability. NORCAL Group includes NORCAL Mutual Insurance Company and its affiliated insurance companies.
Caution Regarding Forward-Looking Statements
Statements in this news release that are not historical fact or that convey our view of future business, events or trends are specifically identified as forward-looking statements. Forward-looking statements are based upon our estimates and anticipation of future events and highlight significant risks, assumptions and uncertainties that could cause actual results to vary materially from our expected results. We expressly claim the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, for any forward-looking statements in this news release. Forward-looking statements represent our outlook only as of the date of this news release. Except as required by law or regulation, we do not undertake and specifically decline any obligation to publicly release the result of any

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revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.
Forward-looking statements are generally identified by words such as, but not limited to, “anticipate,” “believe,” “estimate,” “expect,” “hope,” “hopeful,” “intend,” “likely,” “may,” “optimistic,” “possible,” “potential,” “preliminary,” “project,” “should,” “will,” and other analogous expressions. When we address topics such as liquidity and capital requirements, the value of our investments, return on equity, financial ratios, net income, premiums, losses and loss reserves, premium rates and retention of current business, competition and market conditions, the expansion of product lines, the development or acquisition of business in new geographical areas, the availability of acceptable reinsurance, actions by regulators and rating agencies, court actions, legislative actions, payment or performance of obligations under indebtedness, payment of dividends, and other similar matters, we are making forward-looking statements.
Risks that could adversely affect the proposed merger of NORCAL into ProAssurance include, but are not limited to, the following:

●	the business of NORCAL and ProAssurance may not be combined successfully, or such combination may take longer to accomplish than expected;
●	the cost savings from the merger may not be fully realized or may take longer to realize than expected;
●	operating costs, customer loss and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected;
●	governmental approvals of the merger may not be obtained or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger;
●	there may be restrictions on our ability to achieve continued growth through expansion into other states or through acquisitions or business combinations;
●	the Board of Directors of NORCAL may withdraw its recommendation and support a competing acquisition proposal;
●	regulatory approval for the Plan of Conversion ("Plan") may be conditioned on making changes to the Plan that could adversely affect our ability to successfully complete the tender offer;
●	policyholders of NORCAL may fail to approve the demutualization, and;
●	the number of NORCAL shareholders agreeing to sell their demutualized shares pursuant to the tender offer may be insufficient to complete the transaction.
The following important factors are among those that could affect the actual outcome of other future events:
●	changes in general economic conditions, including the impact of inflation or deflation and unemployment;
●	our ability to maintain our dividend payments;
●	regulatory, legislative and judicial actions or decisions that could affect our business plans or operations, including the impact of Brexit;
●	the enactment or repeal of tort reforms;
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formation or dissolution of state-sponsored insurance entities providing coverages now offered by ProAssurance which could remove or add sizable numbers of insureds from or to the private insurance market;

●	changes in the interest and tax rate environment;
●	resolution of uncertain tax matters and changes in tax laws, including the impact of the TCJA;
●	changes in laws or government regulations regarding financial markets or market activity that may affect our business;
●	changes in the ability of the U.S. government to meet its obligations that may affect the U.S. economy and our business;
●	performance of financial markets affecting the fair value of our investments or making it difficult to determine the value of our investments;
●	changes in requirements or accounting policies and practices that may be adopted by our regulatory agencies, the FASB, the SEC, the PCAOB or the NYSE that may affect our business;

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●	changes in laws or government regulations affecting the financial services industry, the property and casualty insurance industry or particular insurance lines underwritten by our subsidiaries;
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the effect on our insureds, particularly the insurance needs of our insureds, and our loss costs, of changes in the healthcare delivery system and/or changes in the U.S. political climate that may affect healthcare policy or our business;

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consolidation of our insureds into or under larger entities which may be insured by competitors, or may not have a risk profile that meets our underwriting criteria or which may not use external providers for insuring or otherwise managing substantial portions of their liability risk;

●	uncertainties inherent in the estimate of our loss and loss adjustment expense reserve and reinsurance recoverable;
●	changes in the availability, cost, quality or collectability of insurance/reinsurance;
●	the results of litigation, including pre- or post-trial motions, trials and/or appeals we undertake;
●	effects on our claims costs from mass tort litigation that are different from that anticipated by us;
●	allegations of bad faith which may arise from our handling of any particular claim, including failure to settle;
●	loss or consolidation of independent agents, agencies, brokers or brokerage firms;
●	changes in our organization, compensation and benefit plans;
●	changes in the business or competitive environment may limit the effectiveness of our business strategy and impact our revenues;
●	our ability to retain and recruit senior management;
●
the availability, integrity and security of our technology infrastructure or that of our third-party providers of technology infrastructure, including any susceptibility to cyber-attacks which might result in a loss of information or operating capability;

●	the impact of a catastrophic event, as it relates to both our operations and our insured risks;
●	the impact of acts of terrorism and acts of war;
●	the effects of terrorism-related insurance legislation and laws;
●	guaranty funds and other state assessments;
●	our ability to achieve continued growth through expansion into new markets or through acquisitions or business combinations;
●	changes to the ratings assigned by rating agencies to our insurance subsidiaries, individually or as a group;
●	provisions in our charter documents, Delaware law and state insurance laws may impede attempts to replace or remove management or may impede a takeover;
●	state insurance restrictions may prohibit assets held by our insurance subsidiaries, including cash and investment securities, from being used for general corporate purposes;
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taxing authorities can take exception to our tax positions and cause us to incur significant amounts of legal and accounting costs and, if our defense is not successful, additional tax costs, including interest and penalties; and

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expected benefits from completed and proposed acquisitions may not be achieved or may be delayed longer than expected due to business disruption; loss of customers, employees or key agents; increased operating costs or inability to achieve cost savings; and assumption of greater than expected liabilities, among other reasons.

Additional risks, assumptions and uncertainties that could arise from our membership in the Lloyd's market and our participation in Lloyd's Syndicates include, but are not limited to, the following:
●	members of Lloyd's are subject to levies by the Council of Lloyd's based on a percentage of the member's underwriting capacity, currently a maximum of 3%, but can be increased by Lloyd's;
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Syndicate operating results can be affected by decisions made by the Council of Lloyd's which the management of Syndicate 1729 and Syndicate 6131 have little ability to control, such as a decision to not approve the business plan of Syndicate 1729 or Syndicate 6131, or a decision to increase the capital required to continue operations, and by our obligation to pay levies to Lloyd's;

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●
Lloyd's insurance and reinsurance relationships and distribution channels could be disrupted or Lloyd's trading licenses could be revoked, making it more difficult for a Lloyd's Syndicate to distribute and market its products;

●	rating agencies could downgrade their ratings of Lloyd's as a whole; and
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Syndicate 1729 and Syndicate 6131 operations are dependent on a small, specialized management team and the loss of their services could adversely affect the Syndicate’s business. The inability to identify, hire and retain other highly qualified personnel in the future could adversely affect the quality and profitability of Syndicate 1729’s or Syndicate 6131's business.

Additional risk factors that may cause outcomes that differ from our expectations or projections are described in various documents filed by ProAssurance Corporation with the Securities and Exchange Commission, such as current reports on Form 8-K, and regular reports of Forms 10-Q and 10-K, particularly in "Item 1A, Risk Factors".
We caution readers not to place undue reliance on any such forward-looking statements, which are based upon conditions existing only as of the date made, and advise readers that these factors could affect our financial performance and could cause actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. Except as required by law or regulations, we do not undertake and specifically decline any obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

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